UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2021

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code  (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2021, Antero Resources Corporation (“Antero Resources”) and Antero Midstream Corporation (“Antero Midstream”) announced that Glen C. Warren, Jr. will retire as President and Chief Financial Officer of Antero Resources and President of Antero Midstream, effective as of April 30, 2021. Mr. Warren will also step down from the board of both companies as of the same date. Mr. Warren’s retirement is not the result of any disagreement with Antero Resources or Antero Midstream.

Effective upon Mr. Warren’s retirement, (i) Paul M. Rady, currently Chairman and CEO of Antero Resources and Antero Midstream, will also be named President of Antero Resources and Antero Midstream and (ii) Michael N. Kennedy, currently Senior Vice President of Finance at Antero Resources and Antero Midstream and Chief Financial Officer of Antero Midstream, will be appointed as Chief Financial Officer of Antero Resources, will cease to be the Chief Financial Officer of Antero Midstream and will continue to serve as Senior Vice President of Finance at Antero Midstream.

Information regarding Mr. Rady’s and Mr. Kennedy’s business experience is included in Antero Resources’ SEC filings and on its website.

Item 7.01	Regulation FD Disclosure.

On April 8, 2021, Antero Resources and Antero Midstream issued two joint press releases announcing Mr. Warren’s retirement and related changes to the board and management of each company. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated by reference into this Item 7.01.

The information furnished in this Item 7.01 (including the exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
99.1	Press release dated April 8, 2021.
99.2	Press release dated April 8, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: April 9, 2021

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